UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2026

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 23, 2026, American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the “Company”), changed its name to Dauch Corporation by filing an amendment to its Certificate of Incorporation (the “Name Change Amendment”) with the Secretary of State of the State of Delaware (the “Name Change”). The Name Change and the Name Change Amendment became effective at 12:01 a.m. Eastern Time on January 26, 2026.

The Board of Directors of the Company (the “Board”) approved the Name Change and the Name Change Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”). Pursuant to Section 242 of the DGCL, Company stockholder approval was not required to complete the Name Change or to approve or effect the Name Change Amendment. The Name Change will not in any way affect the voting or other rights that accompany the Company’s common stock, par value $0.01 per share (“Common Stock”), or the validity or transferability of shares of Common Stock currently outstanding. In connection with the Name Change, the Board also approved, in accordance with the DGCL and the Company’s organizational documents, the Company’s Fourth Amended and Restated Bylaws (the “Fourth Amended and Restated Bylaws”), which were amended to reflect the Name Change. The Fourth Amended and Restated Bylaws effect no other changes to the Company’s bylaws.

As a result of the Name Change, effective February 5, 2026, the Common Stock will cease trading on the New York Stock Exchange under the name American Axle & Manufacturing Holdings, Inc. and under the ticker symbol “AXL” and will begin trading on the New York Stock Exchange under the name Dauch Corporation and under new ticker symbol, “DCH”. The CUSIP of the Common Stock will not change in connection with the Name Change or the ticker symbol change. Following the Name Change, existing stock certificates, which reflect the former name of the Company, will continue to be valid unless and until such certificates are exchanged for new stock certificates reflecting the new name of the Company.

Copies of the Name Change Amendment and the Fourth Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events

On January 26, 2026, the Company released, via the Regulatory News Service in London, an announcement (the “RNS Announcement”) regarding the Name Change. Also on January 26, 2026, the Company issued a press release (the “Press Release”) announcing the Name Change.

A copy of the RNS Announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Certificate of Incorporation of the Company.
3.2	Fourth Amended and Restated By-Laws.
99.1	RNS Announcement, dated January 26, 2026.
99.2	Press Release, dated January 26, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

Cautionary Statement Concerning Forward-Looking Statements

This Current Report, and the documents incorporated by reference into this Current Report, contain statements concerning the Company’s expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to (i) the ability of the Company and Dowlais Group plc, a public limited company incorporated in England and Wales (“Dowlais”), to consummate the Company’s recommended offer to acquire the entire issued and to be issued share capital of Dowlais (the “Business Combination”) in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Business Combination; (iii) adverse effects on the market price of the Company’s or Dowlais’s operating results, including because of a failure to complete the Business Combination; (iv) the effect of the announcement or pendency of the Business Combination on the Company’s or Dowlais’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company or the Dowlais; and (vii) the effects of government regulation on the business of the Company or Dowlais. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect the Company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or the Company’s management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties related to the Company include factors detailed in the reports the Company files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and the Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date:	January 26, 2026	By:	/s/ Christopher J. May
Christopher J. May
Executive Vice President & Chief Financial Officer